UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: July 17, 2008 (Date of earliest event reported)

Venture Financial Group, Inc. (Exact Name of Registrant as Specified in its Charter)

Washington	0-24024	91 - 1277503
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

1495 Wilmington Dr. PO Box 970 DuPont, Washington 98327 (Address of Principal Executive Offices) (Zip Code)

253-441-4000 (Registrant's Telephone Number, Including Area Code Not applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

    On July 17, 2008, Venture Financial Group, Inc. issued a press release announcing the declaration of a cash dividend of 8.5 cents per share payable on August 8, 2008 to all shareholders of record as of July 28, 2008.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.
	(d)	Exhibits.
NONE

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTURE FINANCIAL GROUP, INC.
(Registrant)

Date:	July 17, 2008	By:	/s/Sandra L. Sager
Sandra L. Sager Chief Financial Officer